Exhibit 10.4

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN)

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of July 14, 2021, by and among SIENTRA, INC., a Delaware corporation, MIST HOLDINGS, INC., a Delaware corporation (formerly known as Miramar Labs, Inc. and MiraDry Holdings, Inc.), MIST, INC., a Delaware corporation (formerly known as Miramar Technologies, Inc. and MiraDry, Inc.), MIST INTERNATIONAL, INC., a Delaware corporation (formerly known as MiraDry International, Inc.), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of February 5, 2021 (as supplemented by that certain Limited Consent to Second Amended and Restated Credit and Security Agreement (Term Loan), dated as of June 10, 2021 and as further amended, modified, or supplemented prior to the date hereof, the “Existing Credit Agreement”, and as the same is supplemented hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Borrowers have requested that Agent and the Required Lenders amend certain terms of the Existing Credit Agreement to, among other things, revise the definition of Excluded Accounts and, on and subject to the terms and conditions set forth herein, Agent and Lenders have agreed to so amend the Existing Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Amendments to Existing Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)The definition of “Excluded Account” appearing in Article 1 of the Existing Credit Agreement is hereby amended by:

(i)deleting the “and” at the end of clause (c) thereof;

(ii)deleting the “.” at the end of clause (d) thereof and replacing it with “, and”; and

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(iii)adding the following new clause (e):

“(e) during the MiraDry Transition Services Period, the MiraDry Excluded Account; provided that only the amounts required to be collected and maintained by the Borrowers for the benefit of MiraDry Buyer pursuant to and in accordance with the MiraDry Transition Services Agreement shall be held in such MiraDry Excluded Account and no other funds of Borrowers shall be commingled therewith.”

(b)Article 1 of the Existing Credit Agreement is hereby amended by adding the defined terms “MiraDry Buyer”, “MiraDry Excluded Account”, “MiraDry Transition Services Agreement”, “MiraDry Transition Services Effective Date” and “MiraDry Transition Services Period” in the appropriate alphabetical order therein as follows:

“MiraDry Buyer” means miraDry Acquisition Company, Inc., a Delaware corporation.

“MiraDry Excluded Account” means account number 3301479981 maintained by MiraDry with Silicon Valley Bank.

“MiraDry Transition Services Agreement” means that certain Transition Services Agreement, dated as of the MiraDry Transition Services Effective Date, by and between Sientra and MiraDry Borrower.

“MiraDry Transition Services Effective Date” means July __, 2021.

“MiraDry Transition Services Period” means the period commencing on the MiraDry Transition Services Effective Date and ending on the last day that the Borrowers are required to collect and maintain funds for MiraDry Buyer pursuant to and in accordance with the MiraDry Transition Services Agreement.

3.Representations and Warranties; Reaffirmation of Security Interest. To induce Agent and Lenders to enter into this Agreement, each Borrower does hereby represent warrant, represent and covenant to Agent and Lenders that (i) each representation and warranty set forth in the Financing Documents to which such Borrower is a party is hereby restated and reaffirmed as true, correct and complete in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing as of the date hereof, (iii) Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrowers to Agent, for the benefit of Agent and each Lender, pursuant to the Financing Documents or otherwise granted to or held by Agent, for the benefit of Agent and each Lender and (iv) each Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally or by general equitable principles. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

4.Costs and Fees. Borrowers agree to promptly pay, or reimburse upon demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable

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and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, in accordance with Section 12.14 of the Credit Agreement.

5.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterparty of the signature page to this Agreement from each Borrower, the Agent and the Lenders;

(b)Agent shall have received a fully executed copy of an amendment to the Affiliated Credit Agreement, in form and substance reasonably satisfactory to Agent;

(c)all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(d)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.

6.Post-Closing Covenants.  Borrowers shall, by the date that is [ten (10) Business Days] after the end of the MiraDry Transition Services Period (or such later date as Agent may agree, in its sole discretion), close the MiraDry Excluded Account. Borrowers hereby agree that failure to comply with the requirements set forth in this Section 6 shall constitute an immediate and automatic Event of Default.

7.Lender Release.  In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof or arising out of this Agreement, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among such Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  Each Borrower acknowledges that the foregoing release is a

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material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.

8.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  Agent and Lenders confirm that Agent has not made any determination as of the date hereof that any breach of the Existing Credit Agreement exists as of the date hereof.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c)JURY TRIAL.  EACH BORROWER, AGENT AND THE REQUIRED LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH REQUIRED LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH REQUIRED LENDER WARRANTS AND REPRESENTS THAT

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IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS

(d)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), Section 12.7 (Waiver of Consequential and Other Damages), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.  The words “execution,” “signed,” “signature,” and words of like import with respect to this shall in each case be deemed to include electronic signatures, signatures exchanged by electronic transmission, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g)Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem	(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem	(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

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LENDER:	ELM 2020-3 TRUST

	By:	Midcap Financial Services Capital Management,
LLC, as Servicer

	By:	/s/ John O’Dea	(SEAL)
	Name:	John O’Dea
	Title:	Authorized Signatory

ELM 2020-4 TRUST

	By:	Midcap Financial Services Capital Management,
LLC, as Servicer

	By:	/s/ John O’Dea	(SEAL)
	Name:	John O’Dea
	Title:	Authorized Signatory

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LENDER:	SILICON VALLEY BANK

	By:	/s/ Milo Bissin	(SEAL)
	Name:	Milo Bissin
	Title:	Director

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BORROWER:	SIENTRA, INC.

	By:	/s/ Ronald Menezes	(SEAL)
	Name:	Ronald Menezes
	Title:	Chief Executive Officer

MIST HOLDINGS, INC.

	By:	/s/ Oliver Bennett	(SEAL)
	Name:	Oliver Bennett
	Title:	Corporate Secretary

MIST, INC.

	By:	/s/ Oliver Bennett	(SEAL)
	Name:	Oliver Bennett
	Title:	Corporate Secretary

MIST INTERNATIONAL, INC.

	By:	/s/ Oliver Bennett	(SEAL)
	Name:	Oliver Bennett
	Title:	Corporate Secretary

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